UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 12, 2004

                                  QUOVADX, INC.
                                  -------------

             (Exact name of Registrant as Specified in its Charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 5.    Other Events.

On April 12, 2004, Quovadx, Inc., a Delaware corporation (the "Registrant"), announced that the Securities and Exchange Commission (the "SEC") has notified the Registrant that its previously announced informal inquiry has become a formal investigation.

A copy of the press release dated April 12, 2004, issued by the Registrant announcing the formal SEC investigation is filed as an exhibit to this Current Report on Form 8-K.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit
         Number                                 Exhibit
         -------                                -------

         99.1            Press release of the Registrant, dated April 12, 2004


--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QUOVADX, INC.

Date: April 12, 2004
                                            /S/ LINDA K. WACKWITZ
                                            ------------------------------
                                            Linda K. Wackwitz
                                            Assistant Secretary


                                  EXHIBIT INDEX


         Exhibit
         Number                                 Exhibit
         -------                                -------

         99.1            Press release of the Registrant, dated April 12, 2004